UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2005

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc published a news release dated September 14, 2005 as follows:

Elmquist Appointed Chief Technical Officer of Cleveland-Cliffs

Cleveland, OH—September 16, 2005—Cleveland-Cliffs Inc (NYSE: CLF) today announced the appointment of Steven A. Elmquist to Vice President and Chief Technical Officer—a newly created position. In addition, effective today, he has also been elected an officer of the Corporation.

Elmquist, 55, has been employed by Cliffs since 1990 and has progressed through a number of technical and operating roles with increasing responsibility. Formerly Assistant General Manager at Cliffs’ Hibbing and Northshore operations, Elmquist also served as General Manager of Cliffs’ reduced iron operation in Trinidad. Most recently, he has been overseeing Cliffs’ technical services function.

Commenting on the promotion, Joseph Carrabba, Cliffs’ President and Chief Operating Officer, stated: "Steve’s leadership and direction have improved the standing and effectiveness of the entire Cliffs Technical Group. As we strategically grow our Company, we are ever cognizant of the critical role technology will play going forward. Steve’s new role as the Company’s first Chief Technical Officer will help ensure that Cliffs continues to develop and utilize state-of-the-art technical solutions."

Mr. Elmquist earned his bachelor’s degree in mineral engineering from the University of Minnesota and a master’s degree in engineering management from the Milwaukee School of Engineering. He and his wife, Missi, reside in Seven Hills, Ohio.

Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is the largest producer of iron ore pellets in North America and sells the majority of its pellets to integrated steel companies in the United States and Canada. Cleveland-Cliffs Inc operates a total of six iron ore mines located in Michigan, Minnesota and Eastern Canada. The Company is majority owner of Portman Limited, the third-largest iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore.

This news release contains predictive statements that are intended to be made as "forward-looking" within the safe harbor protections of the Private Securities Litigation Reform Act of 1995. Although the Company believes that its forward-looking statements are based on reasonable assumptions, such statements are subject to risk and uncertainty. Reference is made to the detailed explanation of the many factors and risks that may cause such predictive statements to turn out differently, set forth in the Company’s Annual Report for 2004, Reports on Form 10-K and Form 10-Q and previous news releases filed with the Securities and Exchange Commission, which are publicly available on Cleveland-Cliffs’ website.

News releases and other information on the Company are available on the Internet at http://www.cleveland-cliffs.com .

SOURCE: Cleveland-Cliffs Inc
CONTACT: Media: 1-216-694-4870
Financial Community: 1-800-214-0739, or 1-216-694-5459

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

September 16, 2005	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary